EXHIBIT 99.1

2010 Annual Meeting

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Evolution Not Revolution
Right People, Right Products and Right Markets

Mitch Derenzo EVP & Chief Financial Officer
Doug Tow EVP & Chief Credit Officer
Erica Fernandez SVP, Retail Banking
Don Sager SVP, Business Banking
Diana Walery VP, Marketing
Kevin Bender EVP & Chief Operating Officer
Anneliese Hein VP, Human Resources

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Forward-Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties.  Actual results may differ materially from the results in these forward-looking statements.  Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company’s businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and in subsequent reports filed on Form 10-Q and Form 8-K.  The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

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Core Earnings

Net Income vs. Income Before Credit Costs

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Core Earnings

Strong & Stable Interest Margin Through Rate Cycles

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Proactive Credit Management

•           Veteran credit management team with an aggressive workout and collection philosophy
•           Keys to “Best Practices”portfolio management: Accurate & timely risk ratings, loan watch meetings, regular stress testing and regular third party loan reviews
•           Recourse and cash flow lending with primary, secondary and tertiary sources of payments
•           Focused on loan types and markets within core competency (industry niches, geography and loan size). Historically proven to be a successful strategy

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Diversified Loan Composition
Total Gross Loans: $371.7  million

As of March 31, 2010

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Diversified Loan Composition

Investor and Owner-Occupied Commercial Real Estate (CRE) Portfolio by Sector
Investor CRE
Owner-Occupied CRE
As of March 31, 2010

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Success is in the Deposit Mix
Total Deposit Mix
Core deposits consist of noninterest bearing, interest checking, money market and savings.
Average Account Balances:
Non-interest checking:	$18,000
Interest checking:	$20,000
Money market:	$127,000
As of March 31, 2010

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Diverse and Large Market  $52 Billion in Deposit Potential*
*FDIC market share data for Amador, Placer, Sacramento and Sonoma Counties as of June 30, 2009

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Cross-Selling and Service Standards

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Focus on Building Business Niches

•	Building Trades
•	Wholesalers
•	Manufacturers
•	Professionals
•	Faith Based
•	Fiduciaries
•	Property Managers

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Feet-on-the-Street Prospecting

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Move Your Money

www.AmericanRiverBank.com/wsj

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Technology – Leveling the Playing Field

Backroom Efficiency
1,838	3,000	5,000
Accounts on	Active	Online Banking
eStatements	Visa Check Cards	Users

50,000	62,500	144,000
Bills Paid Online	Telephone Banking	ACH Items
	Calls Processed	Processed

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Technology – Leveling the Playing Field
www.AmericanRiverBank.com/DepositExpress

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People – Our Greatest Asset
Attracting, Retaining and Recognizing the Best Employees in the Industry
Engaged Employees

●	Relationship Managers: all employees empowered to serve the client

●	Career development and internal promotion

●	Culture of Team Collaboration

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Thank You for Attending

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